UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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☐	Definitive Proxy Statement	Commission Only (as permitted
☒	Definitive Additional Materials	by Rule 14a-6(e)(2))	☐
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Eagle Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE BANCORP, INC.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be held on May 18, 2017

The Bethesda Marriott Hotel – 5151 Pooks Hill Road, Bethesda, Maryland 20814

This communication is not a form for voting, and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, form of proxy, and Annual Report on Form 10-K are available at www.viewproxy.com/ eaglebankcorp/ 2017.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 10, 2017 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shareholders of Eagle Bancorp, Inc.

Notice is hereby given that the Annual Meeting of Shareholders of Eagle Bancorp. will be held on May 18, 2017 at 10:00 a.m. Eastern Daylight Time at The Bethesda Marriott Hotel – 5151 Pooks Hill Road, Bethesda, Maryland 20814 for the following purposes:

1. Election of Directors.

(1) Leslie M. Alperstein, (02) Dudley C. Dworken, (03) Harvey M. Goodman, (04) Ronald D. Paul,

(5) Norman R. Pozez, (6) Donald R. Rogers, (7) Leland M. Weinstein

2. Ratification of the Appointment of Independent Registered Public Accounting Firm.

3. Non-Binding Advisory Vote on Executive Compensation.

4. Non-Binding Advisory Vote on Frequency of Executive Compensation Advisory Votes.

The Board of Directors recommends a vote “FOR” all the nominees listed under Item 1, “FOR” Items 2 and 3, and FOR “1 YEAR” under Item 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/eaglebankcorp/2017. Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

EAGLE BANCORP, INC.

The Bethesda Marriott Hotel – 5151 Pooks Hill Road, Bethesda, Maryland  20814

Directions on attending the Annual Meeting and voting in person may be found in the Proxy Statement.

The following proxy materials are available to you to review at: www.viewproxy.com/eaglebankcorp/2017

• 2017 Proxy Statement • 2016 Annual Report to Shareholders • Annual Report on Form 10-K for the year ended December 31, 2016

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/eaglebankcorp/2017

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.